Exhibit 99.1

Take-Two Interactive Software, Inc.(NASDAQ: TTWO) UBS 39th Annual Global Media and Communications Conference December 6, 2011

Forward-Looking Statements The statements contained herein which are not historical facts are considered forward-looking statements under federal securities laws and may be identified by words such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "potential," "predicts," "projects," "seeks," "will," or words of similar meaning and include, but are not limited to, statements regarding the outlook for the Company's future business and financial performance. Such forward-looking statements are based on the current beliefs of our management as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may vary materially from these forward-looking statements based on a variety of risks and uncertainties including: our dependence on key management and product development personnel, our dependence on our Grand Theft Auto products and our ability to develop other hit titles for current generation platforms, the timely release and significant market acceptance of our games, the ability to maintain acceptable pricing levels on our games, our ability to raise capital if needed and risks associated with international operations. Other important factors and information are contained in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2011, in the section entitled "Risk Factors," and the Company's other periodic filings with the SEC, which can be accessed at www.take2games.com. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Take-Two Is ... A leading global developer, marketer and publisher of interactive entertainment Rockstar Games 2K Grand Theft Auto NBA 2K Midnight Club Sid Meier’s Civilization Red Dead BioShock Max Payne Carnival Games L.A. Noire Mafia Bully Border lands The Darkness Net revenue of $1.14 billion in fiscal 2011

Investment Highlights A global leader in the strongest growth segment of the entertainment industry World-class creative teams Diverse portfolio of industry-leading intellectual property Proven growth strategy focused on building compelling interactive entertainment franchises Actively investing in digitally delivered content and mobile, online and social gaming Demonstrated financial performance Strong balance sheet and capital reserve

A leading Global Publisher of Interactive Entertainment Groundbreaking action / adventure blockbuster titles Focused on internally owned and developed intellectual property 7 internal studios High-quality titles for a range of gamers across all key platforms Shooter, action, role-playing, strategy, sports and family entertainment titles Original, licensed and owned mass-market brands Three divisions: 2K Games, 2K Sports and 2K Play 8 internal studios

World-Class Creative Teams Over 1,550 in-house developers Strong relationships with leading third-party studios Developed two of the three highest-rated titles for Xbox 360 and the highest-rated title for PS3 and DS 1 Grand Theft Auto IV 2008 98 2 Batman: Arkham City 2011 96 2 Unchartered 2: Among Thieves 2009 96 1 Grand Theft Auto IV 2008 98 2 BioShock 2007 96 2 The Orange Box 2007 96 1 Grand Theft Auto: Chinatown Wars 2009 93 1 Flipnote Studio 2009 93 3 Chrono Trigger 2008 92 Source: Metacritic.com as of 12/5/11

Diverse Portfolio of Industry-Leading Intellectual Property 19 proprietary brands 5 new franchises launched since 2007 Bioshock Borderlands Carnival Games L.A. Noire The Darkness 33 distinct multi-million unit selling titles

Diverse Portfolio of Industry-Leading Intellectual Property The Grand Theft Auto Franchise The interactive entertainment industry’s most iconic and critically acclaimed brand Pioneered and continues to redefine the open world action genre Franchise has sold-in over 117 million units •Grand Theft Auto IV received the highest ever ratings on Xbox 360 and PS3, and has sold-in over 23 million units (1) Highly successful additional episodes including The Lost and Damned and The Ballad of Gay Tony Grand Theft Auto V is in full development (1) Includes Complete Edition and Special Edition

Diverse Portfolio of Industry-Leading Intellectual Property Key Rockstar Franchises Action/adventure game set in early 1900’s Western frontier Red Dead Redemption received average Metacritic ratings of 95 and over 150 “Game of the Year” awards Highly successful single and multiplayer add-on content Red Dead franchise has sold-in over 13 million units Cinematic crime thriller combines action with real detective work, utilizing unique facial animation technology First video game ever selected for the Tribeca Film Festival Title has sold-in over 4 million units Quintessential “Street racing” series Franchise has sold-in over 19 million units Popularized the third-person shooter genre Max Payne 3 is planned for release in March 2012

# Diverse Portfolio of Industry-Leading Intellectual Property

## Key 2K Games Franchises



- One of world's top strategy titles for the PC
- Franchise has sold-in nearly 11 million units
- Includes Take-Two's first social game – *Sid Meier's Civilization World* for Facebook


BIOSHOCK
BIOSHOCK 2

- *BioShock* is one of the highest-rated titles on Xbox 360 and PS3
- Franchise has sold-in over 9 million units
- *BioShock Infinite* is planned for release in calendar 2012



- Highly visual, graphic noir style shooter based on supernatural horror comic book series
- *The Darkness II* is set to release in February 2012


BORDERLANDS

- Critically acclaimed, role-playing shooter
- Franchise has sold-in over 5 million units
- Successful add-on content
- *Borderlands 2* is planned for release in fiscal 2013


MAFIA
MAFIA II

- Authentic, action-packed gangster saga
- Franchise has sold-in over 5 million units

Diverse Portfolio of Industry-Leading Intellectual Property The NBA 2K Franchise Top-ranked NBA title for 11 years running Franchise has sold-in over 18 million units NBA 2K11has sold-in over 5.5 million units and won more than 20 “Sports Game of the Year” awards NBA 2K12 achieved the highest scores in the history of the franchise and 2K Sports (90 –Metacritic)

Diverse Portfolio of Industry-Leading Intellectual Property Key 2K Play Franchises Family-friendly game offered on multiple platforms including Xbox 360 (Kinect), Wii, DS, 3DS and iOS Internally owned and developed Franchise has sold-in over 8 million units Wide-ranging slate of games based on popular Nick Jr. programs Broadening lineup of youth oriented games

Proven Growth Strategy Focused on building compelling franchises

Proven Growth Strategy Driving value through evolving business models Generates incremental revenue streams Extends the life and value of titles Bridges development cycles for franchises Disc DLC May 2010 Nov 2010 June 2010 August 2010 Sept 2010 Oct 2010

Proven Growth Strategy Actively investing in mobile, online and social gaming Released 10th offering for Apple’s iOS platform – NBA 2K12 First offering for Android coming this Fall - Grand Theft Auto III Partnered with leading Asian companies to develop online games Tencent – online version of NBA 2K for China, currently in closed Beta testing phase Nexon Corporation – online baseball game for South Korea XLGAMES – MMO game based on a top 2K Games franchise Launched 1st social game – Sid Meier’s Civilization World for Facebook Strong pipeline of unannounced projects

Demonstrated Financial Performance Grew net revenue from $701 million in fiscal 2009 to $1.14 billion in fiscal 2011 (all organic) (1) Increased global presence with 44% of revenues from outside the U.S. in fiscal 2011 Achieved $40 million of annual cost savings since 2007 Profitable on a non-GAAP basis due to diverse portfolio of industry leading franchises (2) Expect substantial growth in fiscal 2013, including Non-GAAP net income in excess of $2.00 per share (2) (1) Fiscal 2009 refers to the fiscal year ended October 31, 2009 and fiscal 2011 refers to the fiscal year ended March 31, 2011. (2)Based on actual results for fiscal 2011 and financial outlook for fiscal 2012 and 2013 as of November 8, 2011. See the attached Glossary for a discussion of non-GAAP financial measures and cautionary statement.

Strong Balance Sheet and Capital Reserve $270 million in cash as of September 30th $100 million undrawn credit line Opportunistically raised an additional $250 million through convertible note offering in November

Take-Two Positioned for continued success Global interactive entertainment company focused on building compelling franchises  World-class creative talent Diverse, balanced portfolio of industry-leading intellectual property Actively pursuing growth opportunities in digitally delivered content and mobile, online and social gaming Solid financial foundation Robust pipeline of titles in development

Glossary Non-GAAP Financial Measures In addition to reporting financial results in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses Non-GAAP measures of financial performance that exclude certain non-recurring or non-cash items. Non-GAAP gross profit, income (loss) from operations, net income (loss), and earnings (loss) per share are measures that exclude certain non-recurring or non-cash items and should be considered in addition to results prepared in accordance with GAAP. They are not intended to be considered in isolation from, as a substitute for, or superior to, GAAP results. These Non-GAAP financial measures may be different from similarly titled measures used by other companies. The Company believes that these Non-GAAP financial measures, when taken into consideration with the corresponding GAAP financial measures, are important in gaining an understanding of the Company’s ongoing business. These Non-GAAP financial measures also provide for comparative results from period to period. Therefore, the Company believes it is appropriate to exclude certain items as follows: •Stock-based compensation–the Company does not consider stock-based compensation charges when evaluating business performance and management does not contemplate stock-based compensation expense in its short-and long-term operating plans. As a result, the Company has excluded such expenses from its Non-GAAP financial measures.  Business reorganization, restructuring and related expenses–the Company does not engage in reorganization activities on a regular basis and therefore believes it is appropriate to exclude business reorganization, restructuring and related expenses from its Non-GAAP financial measures. Income (loss) from discontinued operations–the Company does not engage in sales of subsidiaries on a regular basis and therefore believes it is appropriate to exclude such gains (losses) from its Non-GAAP financial measures. As the company is no longer active in its discontinued operations, it believes it is appropriate to exclude income (losses) thereon from its Non-GAAP financial measures. •Professional fees and expenses associated with unusual legal and other matters–the Company has incurred expenses for professional fees and has accrued for legal settlements that are outside its ordinary course of business. As a result, the Company has excluded such expenses from its Non-GAAP financial measures. Non-cash interest expense related to convertible debt–The Company records non-cash interest expense on its convertible notes in addition to the interest expense already recorded for coupon payments. The Company excludes the non-cash portion of the interest expense from its Non-GAAP financial measures because these amounts are unrelated to its ongoing business operations. Non-cash tax expense for the impact of deferred tax liabilities associated with tax deductible amortization of goodwill–due to the nature of the adjustment as well as the expectation that it will not have any cash impact in the foreseeable future, the Company believes it is appropriate to exclude this expense from its Non-GAAP financial measures.

Glossary Non-GAAP Reconciliation ($ in millions, except per share data) 12-months ended March 31, 2011 Net income $48.5 Plus: Discontinued operations 5.3 Plus: Professional fees and legal matters 0.8 Plus: Stock based compensation 28.8 Plus: Non-cash interest expense 7.4 Plus: Non-cash tax expense 1.8 Plus: Business reorganization and related 1.7 Non-GAAP net income $94.3 Diluted shares outstanding 86,139 Plus: Shares related to the potential dilution from convertible notes 12,927 Non-GAAP diluted shares outstanding 99,066 GAAP diluted net income per share $0.56 Non-GAAP diluted net income per share $1.02 © Take-Two Interactive Software, Inc., 2011. All trademarks are property of their respective owners.